As filed with the Securities and Exchange Commission on March 9, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust

(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

December 31, 2021
ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the year ended December 31, 2021, the RMB Fund (the “Fund”) Class A shares outperformed the S&P 500® Index Total Return (the “Benchmark”), returning +29.99% (net of fees), compared with the Benchmark’s return of +28.71% for the same period. The outperformance was largely driven by positive stock selection with a more modest positive contribution from sector allocation. Positive sector contributors of note included Communication Services, Industrials and Consumer Staples, with negative contribution from Consumer Discretionary, Information Technology and Financials.
2021 was certainly an eventful year following a chaotic 2020. The backdrop of a recovering domestic economy was certainly welcome news after last year’s unprecedented pandemic-induced shock. The employment picture steadily improved throughout the year, as employers have rapidly rebuilt workforces. In fact, a shortage of workers has occurred in many sectors of the economy and today job openings far outweigh the number of willing and available candidates. This is remarkable progress from where we stood in the spring and summer of 2020 but is also a reflection that the U.S. available workforce hasn’t returned to pre-pandemic levels. The rapidly recovering economy has coincided with a huge improvement in corporate earnings. We believe that U.S. companies are some of the most nimble and adaptable in the world and they’ve found ways to successfully run their businesses, despite the pandemic and recent supply chain hurdles. 2021 earnings levels for S&P 500 companies are now above the pre-pandemic level of 2019. No prognosticators (including us!) would have predicted that was possible 18 months ago. The earnings recovery, combined with historically low interest rates that barely budged in 2021, provided fuel for the stock market. With an estimated 32% growth in S&P 500 earnings, the market’s price/earnings (“P/E”) ratio* declined modestly from the beginning of the year. Wall Street analysts were slow to catch the inflection point in earnings that really started in the fourth quarter of 2020, and forward estimates were revised higher as each subsequent quarter was reported. The other major story of 2021 was the surge in inflation, particularly in the back half of the year, as the monthly Consumer Price Index (“CPI”) approached 7% year-over-year in December. The central debate around the extent to which inflation will be transitory (to use the Fed’s favorite term) will be a hot topic for 2022. With long-term interest rates remaining fairly subdued in 2021, bond market activity is indicating that the inflation surge will prove to be temporary. We think supply chain issues can further work themselves out in coming months, but labor inflation could be longer lasting, as negotiating leverage has swung in favor of labor vs. capital. The other major story of 2021 was the inability to bring the COVID-19 pandemic to a conclusion. Widespread distribution of vaccines has not been the panacea that was hoped for. While the U.S. has found ways to live with COVID-19, it remains an all too disruptive force in our daily lives. We think there is a case for optimism that once the Omicron variant surge subsides, we could move to a more endemic phase where the virus becomes less destructive. It has become clear that a “zero COVID” world isn’t possible and we’ll have to live with some form of the virus in society, much like we do with influenza.
As bottom-up equity investors, we always have some hesitation to opine on “the market” as if it’s one homogenous entity. Our bottom-up process confirms this expensive market, as we are not finding bargains in individual companies to be overly abundant, particularly in our quality growth universe. Today, the Fund has an average reward-to-risk ratio slightly north of one, which shows modestly more upside to downside, but not significantly in our favor. Macro market predictions are very difficult to make with any hopes of being consistently accurate, so we’ll remain “macro aware” but keep our efforts principally focused on bottom-up stock selection. We have built a concentrated, yet diversified, portfolio of high-quality individual companies that we believe can grow their earnings for years into the future and earn attractive returns on invested capital. No matter what happens with the current market cycle, we strongly believe the Fund’s strategy is positioned to outperform over the long run without taking undue risk.
*
The price-earnings ratio (P/E ratio) is the ratio of a company’s share price to its earnings per share.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	31.2%
Health Care	16.9%
Financials	14.4%
Consumer Discretionary	11.4%
Industrials	9.5%
Communication Services	6.5%
Consumer Staples	5.3%
Real Estate	2.3%
Materials	2.3%
99.8%
Cash & Other Assets, Less Liabilities	0.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	7.8%
Alphabet, Inc. — Class A	6.5%
Apple, Inc.	3.5%
Danaher Corp.	3.5%
Visa, Inc. — Class A	3.4%
Dollar General Corp.	3.3%
Edwards Lifesciences Corp.	3.2%
UnitedHealth Group Inc	3.1%
IHS Markit Ltd	2.9%
Keurig Dr Pepper Inc	2.8%
40.0%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	23.49%	29.99%	28.71%	25.66%
Three years	25.22%	27.38%	26.07%	25.79%
Five years	18.51%	19.72%	18.47%	17.97%
Ten years	13.77%	14.36%	16.55%	16.30%
Class C
One year	28.03%	29.03%	28.71%	25.66%
Three years	26.42%	26.42%	26.07%	25.79%
Five years	18.84%	18.84%	18.47%	17.97%
Ten years	13.50%	13.50%	16.55%	16.30%
Class I
One year	30.31%	30.31%	28.71%	25.66%
Three years	27.71%	27.71%	26.07%	25.79%
Since inception (02/01/17)	19.96%	19.96%	18.37%	17.86%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.23%, for Class C is 1.98% and Class I is 0.98% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the year ended December 31, 2021, the RMB Mendon Financial Services Fund (the “Fund”) Class A shares returned +56.44% (net of fees), versus the NASDAQ Bank Index Total Return (the “Benchmark”) return of +42.91%.
Looking back at 2021, Financials had the second highest returns of any sector, only behind that of the Energy sector which was beleaguered in the prior year. Fundamentals for the Financials sector remained very much steady-state during the year, and it was not earnings growth (fundamentals) that drove returns in 2021 as much as it was normalization of valuations (perception) after a volatile 2020. Markets fluctuated in 2021 in concert with the optimism and pessimism around differing COVID-19 variants. Bank loan growth was muted most of the year, credit was a source of earnings outperformance, liquidity remained abundant, and mergers and acquisitions (M&A) activity among banks bounced back.
Total bank M&A activity in 2021, as measured by deal value, was the highest in 15 years, as we witnessed several large announcements. We calculate that the total M&A deal value in 2021 was $77.5 billion, versus a muted $27.8 billion in 2020 and $55.0 billion in 2019. In terms of the number of deals, there were 210 deals in 2021, versus 117 in 2020 and 272 in 2019. To put things in perspective, it is helpful to look at announced transactions as a percentage of the number of institutions at the beginning of the year. This ratio came in at 4.20% for the year, in-line with the ~4% to ~5% range experienced from 2014-2019. In a recent survey conducted by Raymond James, 89% of bank management teams and 73% of investors predicted M&A activity in 2022 remaining at the same level as, or accelerating from, 2021 levels. The drivers of consolidation remain intact: desire for scale, growth challenges, expense creep and the aging of bank management, among others.
Looking to the current expectations for 2022 and beyond, we believe it is going to be a great year for bank fundamentals, as we get a confluence of tailwinds we have not seen in some time. Banking is an interest rate/loan volume exercise, provided one gets credit right. We believe that, in the near future, we may have positive momentum on both rates and volume. As banks enter the new year, they are awash with liquidity and have an almost historical capacity to fund loans from cash and securities. The economy continues to grow despite COVID-19 variant scares. We believe supply chain issues should ease, some of which will be the result of companies relying less on just-in-time inventory practices and keeping more inventory, which may require greater utilization of corporate lines of credit. As it pertains to interest rates, any guess on the timing and amount of hikes is likely fruitless, but we are confident in the direction. What we will be watching for as the prospective tightening cycle matures is that the Fed does not tighten too much, causing a recession. With rates at historic lows, we believe we have plenty of time before this becomes a concern. During the last tightening cycle of 2015-2018, investors eventually became spooked that deposit costs were increasing faster than loan yields. Per Barclays’ Jason Goldberg, “From 2013 to 2019 deposits increased 3% to 6% per annum. In 2020, balances surged 25% and should increase another 10% in 2021.” The huge influx of deposits that we have seen in recent years may result in an exceedingly long lag, compared to history, for deposit rates to increase.
At the end of the day, banks seem to be well-poised to go on offense and handsomely benefit from a strong economy. Importantly, banks have liquid balance sheets and high levels of capital, allowing them to play defense, if needed, as proven out during the COVID-19 crisis of 2020.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	93.7%	-1.3%	92.4%
Diversified Financials	4.4%	0.0%	4.4%
Thrifts & Mortgage Finance	2.0%	0.0%	2.0%
Information Technology Services	0.8%	0.0%	0.8%
	100.9%	-1.3%	99.6%
Cash & Other Assets, Less Liabilities	0.4%	0.0%	0.4%
Total	101.3%	-1.3%	100.0%
Top 10 Common Stock Holdings	% of net assets
Live Oak Bancshares, Inc.	9.1%
Equity Bancshares, Inc. — Class A	4.9%
Veritex Holdings, Inc.	4.5%
Spirit of Texas Bancshares, Inc.	4.2%
First Bancshares, Inc. (The)	4.0%
Byline Bancorp, Inc.	4.0%
Cadence Bank	3.8%
Origin Bancorp, Inc.	3.1%
Third Coast Bancshares, Inc.	3.0%
Metropolitan Bank Holding Corp.	3.0%
43.6%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	NASDAQ Bank Index Total Return*
Class A
One year	48.62%	56.44%	42.91%
Three years	19.83%	21.89%	18.03%
Five years	9.84%	10.97%	7.76%
Ten years	16.59%	17.18%	14.44%
Class C
One year	54.28%	55.28%	42.91%
Three years	20.98%	20.98%	18.03%
Five years	10.14%	10.14%	7.76%
Ten years	16.30%	16.30%	14.44%
Class I
One year	56.84%	56.84%	42.91%
Three years	22.20%	22.20%	18.03%
Since inception (02/01/17)	11.61%	11.61%	8.33%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.42%, for Class C is 2.18% and Class I is 1.17% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the year ended December 31, 2021, the RMB International Fund (the “Fund”) Class I shares appreciated +9.53% (net of fees), underperforming the MSCI EAFE Index (the “Benchmark”), which rose +11.26%. The Fund’s underperformance was driven primarily by stock selection, while sector allocation contributed favorably, and country allocation was neutral. By sector, the Fund’s overweight in Information Technology added value as innovative growth companies reported strong earnings this year. Non ownership in Utilities was also a value-add as this sector underperformed on the prospect of a global economic recovery and rising interest rates. Stock selection was strongest in Financials and Consumer Discretionary, yet detracted in Materials, Communication Services, and Real Estate. The Fund’s country exposure did not change materially this year, as we remain overweight the UK and Japan while underweight Asia ex-Japan. Our thesis on Japan remains the same, we believe valuation in this country remains attractive on the back of ongoing corporate governance reform.
2021 was another challenging year throughout the world, given the surge of COVID-19 variants and varying degrees of lockdown measures taken to try and control the virus. Supply chain disruptions, labor shortages, inflation, and differing monetary policies are just a few of the factors that we are monitoring. While several of our holdings are still dealing with the aftermath of the pandemic, we believe we exited the year with a Fund characterized by a strong, idiosyncratic investment thesis, backed by tight risk control at the Fund level, to capture return opportunities going forward. We expect the Fund will remain over-weighted in Japan, due to our belief that the country’s equity market presents a long-term investment opportunity.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	17.0%
Financials	16.7%
Consumer Discretionary	12.8%
Information Technology	11.7%
Health Care	11.7%
Consumer Staples	9.5%
Materials	7.2%
Communication Services	3.5%
Energy	2.7%
Real Estate	2.6%
95.4%
Cash & Other Assets, Less Liabilities	4.6%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Lonza Group AG	4.4%
LVMH Moet Hennessy Louis Vuitton SE	4.3%
Rentokil Initial PLC	3.8%
Lloyds Banking Group PLC	3.8%
Nestle S.A.	3.6%
ASML Holding N.V.	3.4%
Novartis AG	3.4%
Schneider Electric SE	3.2%
Sampo OYJ — Class A	3.2%
Kerry Group PLC — Class A	3.1%
36.2%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	9.53%	11.26%
Three years	11.79%	13.54%
Since inception (12/27/17)	2.25%	6.10%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.98% as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the year ended December 31, 2021, the RMB Japan Fund (the “Fund”) Class I shares declined -2.56% (net of fees), lagging the MSCI Japan Index (the “Benchmark”) return of +1.71%.
In terms of sector allocation, an underweight in Health Care and no exposure to Utilities contributed positively to the Fund’s performance, whereas an underweight in Information Technology and overweight in Communication Services had a negative impact on performance. Stock selection was particularly strong in Health Care and Consumer Staples, thanks to our stock picking within the pharmaceutical and drug store chain spaces. Our valuation discipline in those sectors paid off, as we had limited exposure to richly valued pharmaceuticals and cosmetics names, many of which performed poorly. On the other hand, stock selection was subpar in Communication Services and Information Technology due to the small-cap media and software companies in the Fund’s portfolio. In the semiconductor space, the strong performance of small-cap companies in the Fund’s portfolio more than offset the negative impact of not owning certain large-cap semiconductor names that performed well during the year.
Last year, the end of the Japanese State of Emergency and the Liberal Democratic Party’s strong comeback in the general election did not provide expected short-term support for Japanese equities. The emergence of the Omicron variant of COVID-19, China’s property market risk, and the Fed’s new tapering schedule all negatively impacted the country’s market sentiment. In the meantime, with the Japanese Yen 10% below the level seen just a year ago and only less than 10% above its historical lows, the country’s export competitiveness is returning quickly, and we believe many exporters and their suppliers may benefit from this development in the near term. More importantly, however, we continue to see the valuation gap between Japanese equities and the rest of the developed market peers hovering near historically high levels. We also note that this phenomenon is particularly pronounced in the small-cap space, with many small companies slowly working to catch up to the country’s overall improvement in corporate governance metrics. We remain confident that this stretched valuation gap may provide attractive risk-adjusted returns over a full cycle on a relative basis, and we will continue to work to identify opportunities.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	21.7%
Consumer Discretionary	17.7%
Information Technology	13.1%
Communication Services	11.1%
Financials	10.2%
Materials	8.5%
Health Care	6.8%
Consumer Staples	4.1%
Real Estate	3.2%
96.4%
Cash & Other Assets, Less Liabilities	3.6%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Sony Group Corp.	5.5%
Mitsubishi UFJ Financial Group, Inc.	5.1%
Murata Manufacturing Co. Ltd.	4.5%
Shin-Etsu Chemical Co. Ltd.	4.2%
Subaru Corp.	4.2%
Yakult Honsha Co. Ltd.	4.1%
ITOCHU Corp.	3.9%
TV Asahi Holdings Corp.	3.8%
Ulvac, Inc.	3.6%
Nintendo Co. Ltd.	3.4%
42.3%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	-2.56%	1.71%
Three years	9.03%	11.68%
Since inception (12/27/17)	2.77%	4.91%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.33% (gross) and 1.31% (after fee waiver and expense reimbursement) as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the year ended December 31, 2021, the RMB Small Cap Fund (the “Fund”) outperformed the Russell 2000® Index (the “Benchmark”), with Class I shares returning +24.38% (net of fees), compared with the Benchmark return of +14.82% for the same period.
Strong stock selection was the primary driver behind the Fund’s outperformance, with selection in the Health Care and Financials sectors contributing most significantly to the Fund’s returns for the period. Selection in Information Technology and Consumer Discretionary detracted from the Fund’s relative performance. In terms of sector allocation, Real Estate and Industrials contributed positively, while Consumer Discretionary and Energy detracted from results.
We do not expect another 24+% return next year, but we did not expect one last year either. Last year, many investors (including us) underestimated the adaptability of corporate America and underestimated the rebound in earnings. Even with a high market price/earnings (“P/E”) ratio*, earnings grew faster than most analysts had forecast. Stock prices responded positively to better-than-expected earnings. In other words, earnings risk was mispriced. Fundamental reports illuminated mispricing and stocks responded with better-than-expected returns.
Our outlook is that more things can happen than will happen. We are mindful that markets exist to price risk, not deliver returns. Excess returns are an outcome of proper identification of mispriced risk. So, given that markets price risk, it seems that today the market sees very little risk. The contrarian in us suggests that the Fund is more vulnerable to negative shocks (mispriced risk) today than last year, but identifying mispriced risk at the macro level is challenging. Our skill is in identifying mispriced risk at the company-specific level. From that perspective, we continue to feel positive about the companies we own in the Fund and believe our dual diversification portfolio construction process, which diversifies the portfolio by both sector and Life Cycle, handles many of the unforecastable macro risks that are so hard to get right.
*
The price-earnings ratio (P/E ratio) is the ratio of a company’s share price to its earnings per share.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Health Care	19.0%
Industrials	17.9%
Financials	15.7%
Information Technology	14.4%
Consumer Discretionary	11.4%
Real Estate	10.1%
Materials	5.0%
Energy	3.3%
96.8%
Cash & Other Assets, Less Liabilities	3.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
EastGroup Properties, Inc.	4.0%
West Pharmaceutical Services, Inc.	3.5%
Pool Corp.	3.3%
Devon Energy Corp.	3.3%
Catalent, Inc.	2.8%
TriCo Bancshares	2.8%
Kadant, Inc.	2.7%
American Financial Group, Inc.	2.6%
Repligen Corp.	2.6%
Monolithic Power Systems, Inc.	2.6%
30.2%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	24.38%	14.82%
Three years	23.08%	20.02%
Five years	14.37%	12.02%
Ten years	13.32%	13.23%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.13% (gross) and 0.95% (after fee waiver and expense reimbursement) as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the year ended December 31, 2021, the RMB SMID Cap Fund (the “Fund”) outperformed the Russell 2500TM Index (the “Benchmark”), with Class I shares returning +28.10% (net of fees), compared with the Benchmark return of +18.18% for the same period.
Strong stock selection drove the Fund’s outperformance, with selection in the Health Care, Financials, and Materials sectors contributing most significantly to the Fund’s returns for the period. Selection in Consumer Discretionary, Real Estate, Information Technology, and Utilities detracted from the Fund’s relative performance. In terms of sector allocation, Materials and Communication Services contributed positively, while Energy and Consumer Discretionary detracted.
We do not expect another 28+% return next year, but we did not expect one last year either. Last year, many investors (including us) underestimated the adaptability of corporate America and underestimated the rebound in earnings. Even with a high market price/earnings (“P/E”) ratio*, earnings grew faster than most analysts had forecast. Stock prices responded positively to better-than-expected earnings. In other words, earnings risk was mispriced. Fundamental reports illuminated mispricing and stocks responded with better-than-expected returns.
Our outlook is that more things can happen than will happen. We are mindful that markets exist to price risk, not deliver returns. Excess returns are an outcome of proper identification of mispriced risk. So, given that markets price risk, it seems that today the market sees very little risk. The contrarian in us suggests that the Fund is more vulnerable to negative shocks (mispriced risk) today than last year, but identifying mispriced risk at the macro level is challenging. Our skill is in identifying mispriced risk at the company-specific level. From that perspective, we continue to feel positive about the companies we own in the Fund and believe our dual diversification portfolio construction process, which diversifies the portfolio by both sector and Life Cycle, handles many of the unforecastable macro risks that are so hard to get right.
*
The price-earnings ratio (P/E ratio) is the ratio of a company’s share price to its earnings per share.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	15.7%
Financials	15.7%
Industrials	15.4%
Health Care	14.6%
Consumer Discretionary	11.1%
Materials	11.0%
Real Estate	9.3%
Energy	3.0%
Utilities	1.6%
Communication Services	0.5%
97.9%
Cash & Other Assets, Less Liabilities	2.1%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
EastGroup Properties, Inc.	2.9%
West Pharmaceutical Services, Inc.	2.8%
Pinnacle Financial Partners, Inc.	2.5%
Repligen Corp.	2.5%
Copart, Inc.	2.5%
Eagle Materials, Inc.	2.5%
American Financial Group, Inc.	2.5%
Bio-Techne Corp.	2.5%
Catalent, Inc.	2.5%
Teledyne Technologies, Inc.	2.4%
25.6%

TOTAL RETURN† (Through December 31, 2021)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500™ Index*
Class I
One year	28.10%	18.18%
Three years	28.01%	21.91%
Five years	17.79%	13.75%
Ten years	14.50%	14.15%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.90% (gross) and 0.80% (after fee waiver and expense reimbursement) as set forth in the Fund’s prospectus dated May 1, 2021.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund’s Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including futures and options, which can have increased price volatility, liquidity risk, and risk of loss.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index Total Return, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index Total Return, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With more than 800 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 250 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of December 31, 2021. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of December 31, 2021.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	Common Stocks 99.8% (percentage of net assets)
	COMMUNICATION SERVICES 6.5%
*	Alphabet, Inc. — Class A	3,231	$9,360,336
	CONSUMER DISCRETIONARY 11.4%
*	Booking Holdings, Inc.	1,573	3,773,989
	Dollar General Corp.	20,200	4,763,766
	Home Depot, Inc. (The)	6,800	2,822,068
	Starbucks Corp.	22,000	2,573,340
	Vail Resorts, Inc.	8,000	2,623,200
			16,556,363
	CONSUMER STAPLES 5.3%
	Diageo PLC — ADR	16,500	3,632,310
	Keurig Dr. Pepper, Inc.	108,000	3,980,880
			7,613,190
	FINANCIALS 14.4%
	Chubb Ltd.	15,000	2,899,650
	CME Group, Inc.	13,000	2,969,980
	JPMorgan Chase & Co.	24,000	3,800,400
	MarketAxess Holdings, Inc.	7,700	3,166,779
	Morgan Stanley	37,906	3,720,853
	Progressive Corp. (The)	24,500	2,514,925
*	SVB Financial Group	2,700	1,831,248
			20,903,835
	HEALTH CARE 16.9%
	Becton, Dickinson and Co.	13,100	3,294,388
	Cooper Cos., Inc. (The)	8,200	3,435,308
	Danaher Corp.	15,502	5,100,313
*	Edwards Lifesciences Corp.	35,800	4,637,890
	STERIS PLC	14,064	3,423,318
	UnitedHealth Group, Inc.	9,050	4,544,367
			24,435,584
	INDUSTRIALS 9.5%
	Fortune Brands Home & Security, Inc.	37,000	3,955,300
	IHS Markit Ltd.	31,500	4,186,980
	Nordson Corp.	8,700	2,220,849
	Union Pacific Corp.	13,800	3,476,634
			13,839,763
	INFORMATION TECHNOLOGY 31.2%
	Accenture PLC — Class A	6,700	2,777,485
	Analog Devices, Inc.	22,250	3,910,882
	Apple, Inc.	28,780	5,110,465
	CDW Corp.	17,100	3,501,738
	Jack Henry & Associates, Inc.	11,000	1,836,890
	Microsoft Corp.	33,704	11,335,330
*	PTC, Inc.	26,400	3,198,360
		Number of Shares	Value
*	salesforce.com, Inc.	13,800	$3,506,994
*	Synopsys, Inc.	10,000	3,685,000
*	Tyler Technologies, Inc.	2,700	1,452,465
	Visa, Inc. — Class A	22,400	4,854,304
			45,169,913
	MATERIALS 2.3%
	Avery Dennison Corp.	15,400	3,335,178
	REAL ESTATE 2.3%
	American Tower Corp.	11,500	3,363,750
	Total Common Stocks (Cost: $68,821,762)		144,577,912
	Short-Term Investments 0.3% (percentage of net assets)
	MONEY MARKET FUNDS 0.3%
	First American Government Obligations Fund — Class X — 0.03% a	393,583	393,583
	Total Short-Term Investments (Cost: $393,583)		393,583
	Total Investments 100.1% (Cost: $69,215,345)		$144,971,495
	Liabilities, less cash and other assets (0.1)%		(119,589)
	Net Assets 100.0%		$144,851,906

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	Common Stocks 100.5% (percentage of net assets)
	BANKS 93.7%
	Amerant Bancorp, Inc.	190,000	$6,564,500
	Ameris Bancorp a,b	125,000	6,210,000
	Banc of California, Inc.	200,000	3,924,000
	Bank of NT Butterfield & Son Ltd. (The)	50,000	1,905,500
	Business First Bancshares, Inc.	160,000	4,529,600
	Byline Bancorp, Inc.	450,000	12,307,500
	Cadence Bank a,b	391,290	11,656,529
	CIT Group, Inc.	125,000	6,417,500
	Civista Bancshares, Inc.	125,000	3,050,000
*	Coastal Financial Corp.	150,000	7,593,000
	Colony Bankcorp, Inc.	154,852	2,643,324
	ConnectOne Bancorp, Inc.	78,182	2,557,333
*	Customers Bancorp, Inc. a,b	50,000	3,268,500
	Equity Bancshares, Inc. — Class A	450,000	15,268,500
	FB Financial Corp. a,b	198,195	8,684,905
	First Bancorp	50,000	2,286,000
	First Bancshares, Inc. (The)	325,000	12,551,500
	First Horizon Corp.	400,000	6,532,000
	Five Star Bancorp	100,000	3,000,000
	Home BancShares, Inc.	50,000	1,217,500
	Live Oak Bancshares, Inc. a,b	325,000	28,369,250
*	Metropolitan Bank Holding Corp.	87,220	9,291,547
	MVB Financial Corp.	50,000	2,076,000
	NBT Bancorp, Inc.	50,000	1,926,000
*	Nicolet Bankshares, Inc.	38,084	3,265,703
	OceanFirst Financial Corp.	200,000	4,440,000
	Old Second Bancorp, Inc.	431,559	5,433,328
	Origin Bancorp, Inc.	225,000	9,657,000
	PacWest Bancorp a,b	175,000	7,904,750
	Primis Financial Corp.	323,818	4,870,223
	Reliant Bancorp, Inc.	176,655	6,271,252
	Seacoast Banking Corp. of Florida	40,000	1,415,600
	Signature Bank a,b	20,000	6,469,400
*	Silvergate Capital Corp. — Class A a,b	58,104	8,611,013
	SmartFinancial, Inc.	30,000	820,800
	Southern States Bancshares, Inc.	174,595	3,432,538
	Spirit of Texas Bancshares, Inc.	450,000	12,951,000
*	Third Coast Bancshares, Inc.	357,773	9,294,942
*	Triumph Bancorp, Inc. a,b	75,000	8,931,000
*	USCB Financial Holdings, Inc. — Class A	435,691	6,282,664
	Veritex Holdings, Inc. a,b	350,000	13,923,000
	VersaBank	638,131	7,600,140
	Wells Fargo & Co. a,b	75,000	3,598,500
	Wintrust Financial Corp.	20,000	1,816,400
			290,819,741
		Number of Shares	Value
	DIVERSIFIED FINANCIALS 4.0%
	Cowen, Inc. — Class A a,b	250,000	$9,025,000
	Manning & Napier, Inc.	400,000	3,324,000
			12,349,000
	INFORMATION TECHNOLOGY SERVICES 0.8%
	EVERTEC, Inc.	50,000	2,499,000
	THRIFTS & MORTGAGE FINANCE 2.0%
	New York Community Bancorp, Inc.	500,000	6,105,000
	Total Common Stocks (Cost: $196,724,113)		311,772,741
	Closed-End Funds 0.4% (percentage of net assets)
	DIVERSIFIED FINANCIALS 0.4%
	Newtek Business Services Corp.	50,000	1,381,500
	Total Closed-End Funds (Cost: $1,406,036)		1,381,500
	Warrants 0.0% (percentage of net assets)
	INFORMATION TECHNOLOGY SERVICES 0.0%
*	Global Blue Group Holding AG	131,385	78,818
	Total Warrants (Cost: $97,225)		78,818
	Short-Term Investments 0.3% (percentage of net assets)
	MONEY MARKET FUNDS 0.3%
	First American Government Obligations Fund — Class X — 0.03% c	852,326	852,326
	Total Short-Term Investments (Cost: $852,326)		852,326
	Total Investments 101.2% (Cost: $199,079,700)		$314,085,385
	Call option written (1.3)% (Premiums received: $2,508,705)		(3,941,000)
	Cash and other assets, less liabilities 0.1%		120,510
	Net Assets 100.0%		$310,264,895

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2021
	Number of Contracts	Value
Call Option Written (1.3)% (percentage of net assets)
BANKS (1.3)%
Ameris Bancorp
@ 55, Notional Amount: $(1,375,000), due Apr 22	(250)	$(36,250)
@ 60, Notional Amount: $(1,500,000), due Jan 22 d	(250)	—
@ 60, Notional Amount: $(1,500,000), due Apr 22 d	(250)	—
Cadence Bank
@ 35, Notional Amount: $(875,000), due Jun 22	(250)	(21,875)
Customers Bancorp, Inc.
@ 70, Notional Amount: $(1,750,000), due Aug 22	(250)	(192,500)
FB Financial Corp.
@ 45, Notional Amount: $(1,125,000), due Jan 22	(250)	(26,875)
@ 50, Notional Amount: $(1,250,000), due Jan 22 d	(250)	—
Live Oak Bancshares, Inc.
@ 70, Notional Amount: $(3,500,000), due Mar 22	(500)	(927,500)
@ 75, Notional Amount: $(3,750,000), due Mar 22	(500)	(765,000)
@ 95, Notional Amount: $(2,375,000), due Jun 22	(250)	(190,000)
PacWest Bancorp
@ 50, Notional Amount: $(3,750,000), due Mar 22	(750)	(73,125)
@ 50, Notional Amount: $(1,250,000), due Jun 22	(250)	(66,250)
@ 55, Notional Amount: $(1,375,000), due Mar 22	(250)	(22,500)
Signature Bank
@ 330, Notional Amount: $(1,980,000), due May 22	(60)	(168,000)
@ 370, Notional Amount: $(2,405,000), due May 22	(65)	(92,625)
@ 370, Notional Amount: $(2,775,000), due Aug 22	(75)	(168,750)
Silvergate Capital Corp. — Class A
@ 140, Notional Amount: $(1,400,000), due Feb 22	(100)	(242,500)
@ 160, Notional Amount: $(1,600,000), due Jan 22	(100)	(85,500)
@ 175, Notional Amount: $(1,750,000), due Jan 22	(100)	(49,500)
	Number of Contracts	Value
@ 200, Notional Amount: $(3,000,000), due Jan 22	(150)	$(33,000)
@ 220, Notional Amount: $(1,100,000), due May 22	(50)	(76,750)
@ 270, Notional Amount: $(2,160,000), due May 22	(80)	(74,000)
Triumph Bancorp, Inc.
@ 120, Notional Amount: $(1,800,000), due May 22	(150)	(180,000)
Veritex Holdings, Inc.
@ 40, Notional Amount: $(2,000,000), due Apr 22	(500)	(135,000)
@ 40, Notional Amount: $(2,000,000), due Jul 22	(500)	(182,500)
@ 45, Notional Amount: $(1,125,000), due Apr 22	(250)	(16,875)
Wells Fargo & Co.
@ 55, Notional Amount: $(1,375,000), due Jun 22	(250)	(35,375)
		(3,862,250)
DIVERSIFIED FINANCIALS (0.0)%
Cowen, Inc. — Class A
@ 40, Notional Amount: $(1,000,000), due Jul 22	(250)	(68,750)
@ 45, Notional Amount: $(1,125,000), due Apr 22	(250)	(10,000)
@ 55, Notional Amount: $(2,750,000), due Jan 22 d	(500)	—
		(78,750)
Total Call Option Written (Premiums received $2,508,705)		(3,941,000)

*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $51,486,700. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

c
Rate quoted is seven-day yield at period end.

d
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	Common Stocks 95.4% (percentage of net assets)
	AUSTRALIA 2.3%
	National Australia Bank Ltd.	353,417	$7,420,712
	BERMUDA 1.4%
	Hiscox Ltd.	370,102	4,346,492
	FINLAND 3.1%
	Sampo OYJ — Class A	199,771	9,998,141
	FRANCE 8.6%
	LVMH Moet Hennessy Louis Vuitton SE	16,692	13,794,814
	Sartorius Stedim Biotech	5,817	3,194,728
	Schneider Electric SE	51,996	10,222,169
			27,211,711
	GERMANY 4.9%
	BASF SE	127,619	8,956,974
*	Evotec SE	133,733	6,455,802
			15,412,776
	IRELAND 3.1%
	Kerry Group PLC — Class A	75,809	9,780,542
	ISRAEL 3.0%
*	Nice Ltd. — ADR	31,204	9,473,534
	ITALY 2.1%
	FinecoBank Banca Fineco SpA	213,444	3,737,940
*	Stevanato Group SpA	124,989	2,806,003
			6,543,943
	JAPAN 23.8%
	FANUC Corp.	22,100	4,697,620
	Horiba Ltd.	54,400	3,198,930
	ITOCHU Corp.	146,800	4,491,185
	Mitsui Fudosan Co. Ltd.	416,100	8,247,423
	Murata Manufacturing Co. Ltd.	75,958	6,058,597
	Nintendo Co. Ltd.	6,700	3,134,645
	Nitto Denko Corp.	74,500	5,755,311
	ORIX Corp.	372,400	7,600,006
	Recruit Holdings Co. Ltd.	57,900	3,523,546
	SoftBank Group Corp.	34,729	1,664,914
	Sony Group Corp.	53,800	6,793,770
	Stanley Electric Co. Ltd.	98,300	2,468,026
	Subaru Corp.	443,446	7,923,411
	Takuma Co. Ltd.	288,900	3,578,073
	TV Asahi Holdings Corp.	501,268	6,239,758
			75,375,215
	NETHERLANDS 6.1%
	ASML Holding N.V.	13,612	10,903,480
	Royal Dutch Shell PLC — Class B	382,291	8,393,781
			19,297,261
		Number of Shares	Value
	SPAIN 2.4%
	Bankinter S.A.	1,524,463	$7,767,347
	SWITZERLAND 13.7%
	Lonza Group AG	16,642	13,855,935
	Nestle S.A.	81,665	11,401,848
	Novartis AG	122,316	10,748,155
	STMicroelectronics N.V.	154,568	7,600,861
			43,606,799
	UNITED KINGDOM 20.9%
	Anglo American PLC	200,829	8,260,525
*	Compass Group PLC	431,127	9,706,233
	Diageo PLC	163,597	8,944,816
	Intertek Group PLC	117,448	8,959,786
	Lloyds Banking Group PLC	18,433,865	11,970,784
	Rentokil Initial PLC	1,520,741	12,037,770
	Rotork PLC	1,336,448	6,504,228
			66,384,142
	Total Common Stocks (Cost: $243,119,524)		302,618,615
	Short-Term Investments 4.6% (percentage of net assets)
	MONEY MARKET FUNDS 4.6%
	First American Government Obligations Fund — Class X — 0.03% a	14,424,963	14,424,963
	Total Short-Term Investments (Cost: $14,424,963)		14,424,963
	Total Investments 100.0% (Cost: $257,544,487)		$317,043,578
	Cash and other assets, less liabilities 0.0%		27,891
	Net Assets 100.0%		$317,071,469

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of December 31, 2021
	Number of Shares	Value
Common Stocks — Japan 96.4% (percentage of net assets)
COMMUNICATION SERVICES 11.1%
Amuse, Inc.	36,700	$668,554
Nintendo Co. Ltd.	3,100	1,450,358
SoftBank Group Corp.	20,902	1,002,045
TV Asahi Holdings Corp.	130,310	1,622,092
		4,743,049
CONSUMER DISCRETIONARY 17.7%
Fast Retailing Co. Ltd.	1,500	852,667
Isuzu Motors Ltd.	109,300	1,360,401
Ohashi Technica, Inc.	19,300	228,754
Sony Group Corp.	18,728	2,364,939
Stanley Electric Co. Ltd.	39,100	981,687
Subaru Corp.	99,129	1,771,219
		7,559,667
CONSUMER STAPLES 4.1%
Yakult Honsha Co. Ltd.	33,400	1,742,452
FINANCIALS 10.2%
Mitsubishi UFJ Financial Group, Inc.	397,300	2,162,217
ORIX Corp.	60,239	1,229,368
Sompo Holdings, Inc.	22,800	961,561
		4,353,146
HEALTH CARE 6.8%
M3, Inc.	9,900	499,172
Ono Pharmaceutical Co. Ltd.	54,300	1,349,648
Sysmex Corp.	7,900	1,066,354
		2,915,174
INDUSTRIALS 21.7%
COMSYS Holdings Corp.	50,600	1,127,266
FANUC Corp.	5,100	1,084,066
Hitachi Ltd.	24,180	1,309,911
ITOCHU Corp.	54,700	1,673,487
Kubota Corp.	33,700	749,355
Nidec Corp.	4,300	508,666
Recruit Holdings Co. Ltd.	20,200	1,229,286
SMC Corp.	1,100	743,444
Takuma Co. Ltd.	67,128	831,391
		9,256,872
INFORMATION TECHNOLOGY 13.1%
Horiba Ltd.	13,200	776,211
Keyence Corp.	1,200	754,510
Murata Manufacturing Co. Ltd.	24,100	1,922,275
Oracle Corp. Japan	5,000	379,868
Tazmo Co. Ltd.	15,800	209,686
Ulvac, Inc.	24,700	1,545,057
		5,587,607
	Number of Shares	Value
MATERIALS 8.5%
Nippon Steel Corp.	51,100	$834,772
Nitto Denko Corp.	12,900	996,557
Shin-Etsu Chemical Co. Ltd.	10,359	1,798,068
		3,629,397
REAL ESTATE 3.2%
Mitsui Fudosan Co. Ltd.	69,600	1,379,526
Total Common Stocks (Cost: $34,104,379)		41,166,890
Short-Term Investments 3.9% (percentage of net assets)
MONEY MARKET FUNDS 3.9%
First American Government Obligations Fund — Class X — 0.03% a	1,650,029	1,650,029
Total Short-Term Investments (Cost: $1,650,029)		1,650,029
Total Investments 100.3% (Cost: $35,754,408)		$42,816,919
Liabilities, less cash and other assets (0.3)%		(112,060)
Net Assets 100.0%		$42,704,859

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	Common Stocks 96.8% (percentage of net assets)
	AEROSPACE & DEFENSE 1.5%
	Curtiss-Wright Corp.	15,175	$2,104,317
	AUTO COMPONENTS 3.9%
*	Fox Factory Holding Corp.	19,649	3,342,295
*	Visteon Corp.	18,920	2,102,769
			5,445,064
	BANKS 9.4%
	PacWest Bancorp	51,365	2,320,157
	Seacoast Banking Corp. of Florida	102,303	3,620,503
	Stock Yards Bancorp, Inc.	36,838	2,353,211
	TriCo Bancshares	91,226	3,919,069
*	TriState Capital Holdings, Inc.	36,415	1,101,918
			13,314,858
	BIOTECHNOLOGY 3.4%
*	2seventy bio, Inc.	11,167	286,210
*	Allogene Therapeutics, Inc.	18,229	271,977
*	CareDx, Inc.	21,402	973,363
*	CRISPR Therapeutics AG	8,960	678,989
*	Editas Medicine, Inc.	18,017	478,351
*	Intellia Therapeutics, Inc.	6,082	719,136
*	Iovance Biotherapeutics, Inc.	27,338	521,882
*	Veratyce, Inc.	20,239	833,847
			4,763,755
	BUILDING PRODUCTS 1.7%
*	Trex Co., Inc.	17,394	2,348,712
	CAPITAL MARKETS 1.5%
	Stifel Financial Corp.	29,888	2,104,713
	COMMERCIAL SERVICES & SUPPLIES 0.8%
	Brink’s Co. (The)	17,373	1,139,148
	CONSTRUCTION & ENGINEERING 1.4%
	Valmont Industries, Inc.	7,967	1,995,733
	CONSTRUCTION MATERIALS 2.4%
	Eagle Materials, Inc.	20,643	3,436,234
	CONTAINERS & PACKAGING 1.4%
	AptarGroup, Inc.	15,893	1,946,575
	DISTRIBUTORS 3.3%
	Pool Corp.	8,344	4,722,704
	DIVERSIFIED CONSUMER SERVICES 0.8%
*	Grand Canyon Education, Inc.	12,774	1,094,860
	ELECTRICAL EQUIPMENT 1.4%
	EnerSys	25,020	1,978,081
		Number of Shares	Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.8%
	Badger Meter, Inc.	11,134	$1,186,439
	EQUITY REAL ESTATE INVESTMENT 10.1%
	CatchMark Timber Trust, Inc. — Class A	39,858	347,163
	Community Healthcare Trust, Inc.	23,774	1,123,797
	EastGroup Properties, Inc.	25,226	5,747,744
	Essential Properties Realty Trust, Inc.	125,081	3,606,085
	PotlatchDeltic Corp.	43,791	2,637,094
	UMH Properties, Inc.	31,724	867,017
			14,328,900
	HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
*	BioLife Solutions, Inc.	39,235	1,462,289
*	Neogen Corp.	51,640	2,344,972
			3,807,261
	HEALTH CARE TECHNOLOGY 2.5%
*	Omnicell, Inc.	19,633	3,542,578
	HOUSEHOLD DURABLES 1.8%
*	Helen of Troy Ltd.	6,464	1,580,254
*	Sonos, Inc.	31,788	947,282
			2,527,536
	INSURANCE 4.8%
	American Financial Group, Inc.	26,914	3,695,831
	Argo Group International Holdings Ltd.	53,795	3,126,027
			6,821,858
	LIFE SCIENCES TOOLS & SERVICES 7.6%
*	NeoGenomics, Inc.	65,108	2,221,485
*	Repligen Corp.	13,909	3,683,659
	West Pharmaceutical Services, Inc.	10,479	4,914,756
			10,819,900
	MACHINERY 8.9%
*	Chart Industries, Inc.	14,899	2,376,241
	ITT, Inc.	28,298	2,891,773
	Kadant, Inc.	16,825	3,877,826
	Lincoln Electric Holdings, Inc.	11,897	1,659,275
*	RBC Bearings, Inc.	8,627	1,742,395
			12,547,510
	METALS & MINING 1.1%
	Carpenter Technology Corp.	54,693	1,596,489
	OIL, GAS & CONSUMABLE FUELS 3.3%
	Devon Energy Corp.	106,141	4,675,511
	PHARMACEUTICALS 2.8%
*	Catalent, Inc.	30,640	3,922,839

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	PROFESSIONAL SERVICES 2.3%
	Exponent, Inc.	27,427	$3,201,554
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
	MKS Instruments, Inc.	19,296	3,360,784
	Monolithic Power Systems, Inc.	7,371	3,636,336
			6,997,120
	SOFTWARE 8.7%
*	Digimarc Corp.	14,459	570,841
*	Fair Isaac Corp.	5,093	2,208,681
*	Five9, Inc.	8,695	1,193,998
*	Guidewire Software, Inc.	9,856	1,118,952
*	PTC, Inc.	23,081	2,796,263
*	Q2 Holdings, Inc.	17,609	1,398,859
*	Tyler Technologies, Inc.	5,480	2,947,966
			12,235,560
	TEXTILES, APPAREL & LUXURY GOODS 1.6%
	Columbia Sportswear Co.	23,817	2,320,728
	Total Common Stocks (Cost: $61,776,068)		136,926,537
	Short-Term Investments 3.3% (percentage of net assets)
	MONEY MARKET FUNDS 3.3%
	First American Government Obligations Fund — Class X — 0.03% a	4,665,847	4,665,847
	Total Short-Term Investments (Cost: $4,665,847)		4,665,847
	Total Investments 100.1% (Cost: $66,441,915)		$141,592,384
	Liabilities, less cash and other assets (0.1)%		(74,970)
	Net Assets 100.0%		$141,517,414

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	Common Stocks 97.9% (percentage of net assets)
	AEROSPACE & DEFENSE 0.9%
	HEICO Corp.	18,576	$2,679,031
	AUTO COMPONENTS 2.4%
*	Fox Factory Holding Corp.	19,295	3,282,080
*	Visteon Corp.	32,208	3,579,597
			6,861,677
	BANKS 10.1%
	First Republic Bank	24,492	5,057,843
	Pinnacle Financial Partners, Inc.	77,057	7,358,943
	ServisFirst Bancshares, Inc.	79,783	6,776,768
*	SVB Financial Group	6,198	4,203,732
	Webster Financial Corp.	99,963	5,581,934
			28,979,220
	BIOTECHNOLOGY 2.0%
*	2seventy bio, Inc.	22,157	567,884
*	CRISPR Therapeutics AG	17,777	1,347,141
*	Editas Medicine, Inc.	35,748	949,110
*	Exact Sciences Corp.	19,711	1,534,107
*	Intellia Therapeutics, Inc.	12,067	1,426,802
			5,825,044
	BUILDING PRODUCTS 2.5%
	Carlisle Cos., Inc.	16,573	4,112,093
*	Trex Co., Inc.	23,836	3,218,575
			7,330,668
	CAPITAL MARKETS 1.4%
	MarketAxess Holdings, Inc.	3,186	1,310,306
	Stifel Financial Corp.	39,293	2,767,013
			4,077,319
	CHEMICALS 1.5%
	RPM International, Inc.	42,991	4,342,091
	COMMERCIAL SERVICES & SUPPLIES 3.5%
	Brink’s Co. (The)	42,549	2,789,938
*	Copart, Inc.	47,884	7,260,172
			10,050,110
	CONSTRUCTION MATERIALS 4.2%
	Eagle Materials, Inc.	43,188	7,189,074
	Martin Marietta Materials, Inc.	11,321	4,987,127
			12,176,201
	CONTAINERS & PACKAGING 2.2%
	Avery Dennison Corp.	28,730	6,222,056
	DISTRIBUTORS 1.4%
	Pool Corp.	7,102	4,019,732
		Number of Shares	Value
	DIVERSIFIED CONSUMER SERVICES 1.3%
*	Bright Horizons Family Solutions, Inc.	13,083	$1,646,888
*	Terminix Global Holdings, Inc.	45,418	2,054,256
			3,701,144
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.1%
*	Teledyne Technologies, Inc.	15,634	6,830,338
*	Trimble, Inc.	55,857	4,870,172
			11,700,510
	ENTERTAINMENT 0.5%
*	Roku, Inc. — Class A	5,959	1,359,844
	EQUITY REAL ESTATE INVESTMENT 9.3%
	Alexandria Real Estate Equities, Inc.	23,952	5,340,338
	CyrusOne, Inc.	25,943	2,327,606
	EastGroup Properties, Inc.	36,301	8,271,183
	PotlatchDeltic Corp.	85,448	5,145,678
	STORE Capital Corp.	165,850	5,705,240
			26,790,045
	HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
*	BioLife Solutions, Inc.	69,869	2,604,018
*	IDEXX Laboratories, Inc.	3,217	2,118,266
*	Insulet Corp.	3,649	970,889
			5,693,173
	HOTELS, RESTAURANTS & LEISURE 2.3%
	Vail Resorts, Inc.	19,896	6,523,898
	HOUSEHOLD DURABLES 2.4%
*	Helen of Troy Ltd.	5,904	1,443,351
*	NVR, Inc.	603	3,563,049
*	Sonos, Inc.	61,282	1,826,203
			6,832,603
	INFORMATION TECHNOLOGY SERVICES 0.9%
	Jack Henry & Associates, Inc.	15,864	2,649,129
	INSURANCE 4.2%
	American Financial Group, Inc.	52,029	7,144,622
*	Markel Corp.	4,035	4,979,190
			12,123,812
	LIFE SCIENCES TOOLS & SERVICES 8.1%
	Bio-Techne Corp.	13,775	7,126,359
*	NeoGenomics, Inc.	27,895	951,777
*	Repligen Corp.	27,537	7,292,899
	West Pharmaceutical Services, Inc.	17,168	8,051,964
			23,422,999

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2021
		Number of Shares	Value
	MACHINERY 4.7%
	Graco, Inc.	56,109	$4,523,508
	IDEX Corp.	19,033	4,497,878
	ITT, Inc.	44,633	4,561,046
			13,582,432
	METALS & MINING 3.1%
	Royal Gold, Inc.	25,720	2,706,001
	Steel Dynamics, Inc.	98,551	6,117,061
			8,823,062
	MULTI-UTILITIES 1.6%
	Algonquin Power & Utilities Corp.	309,373	4,470,440
	OIL, GAS & CONSUMABLE FUELS 3.0%
	Devon Energy Corp.	128,332	5,653,025
	Diamondback Energy, Inc.	28,138	3,034,683
			8,687,708
	PHARMACEUTICALS 2.5%
*	Catalent, Inc.	55,270	7,076,218
	ROAD & RAIL 1.9%
	Old Dominion Freight Line, Inc.	15,686	5,621,549
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.0%
	MKS Instruments, Inc.	30,790	5,362,694
	Monolithic Power Systems, Inc.	12,453	6,143,439
			11,506,133
	SOFTWARE 6.8%
*	Digimarc Corp.	42,154	1,664,240
*	Fair Isaac Corp.	11,766	5,102,561
*	Five9, Inc.	8,230	1,130,144
*	Guidewire Software, Inc.	13,692	1,554,453
*	PTC, Inc.	43,317	5,247,854
*	Tyler Technologies, Inc.	8,806	4,737,188
			19,436,440
	TEXTILES, APPAREL & LUXURY GOODS 1.4%
	Columbia Sportswear Co.	41,528	4,046,488
	TRADING COMPANIES & DISTRIBUTORS 1.7%
	Watsco, Inc.	15,879	4,968,221
	Total Common Stocks (Cost: $131,987,668)		281,578,997

	Number of Shares	Value
Short-Term Investments 2.0% (percentage of net assets)
MONEY MARKET FUNDS 2.0%
First American Government Obligations Fund — Class X — 0.03% a	5,751,064	$5,751,064
Total Short-Term Investments (Cost: $5,751,064)		5,751,064
Total Investments 99.9% (Cost: $137,738,732)		$287,330,061
Cash and other assets, less liabilities 0.1%		258,479
Net Assets 100.0%		$287,588,540

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2021
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$69,215,345	$199,079,700
Investments at value	$144,971,495	$314,085,385
Cash	—	109,148
Dividends and interest receivable	84,956	227,650
Receivable for capital stock sold	8,142	296,534
Prepaid expenses	29,261	37,345
Total assets	145,093,854	314,756,062
Liabilities:
Payable for fund shares redeemed	94,476	223,968
Payable for foreign currency	—	631
Options written at value	—	3,941,0001
Payable for investment advisory fees (Note 2)	72,186	193,143
Payable for distribution and shareholder service fees (Note 3)	23,084	44,958
Payable for audit fees	19,176	19,176
Payable for administration fees	11,703	13,481
Payable for transfer agent fees	6,810	24,698
Payable for legal fees	3,697	7,797
Payable for custody fees	1,242	3,197
Accrued expenses and other payables	9,574	19,118
Total liabilities	241,948	4,491,167
Net assets	$144,851,906	$310,264,895
Net Assets Consists Of:
Capital paid-in	$64,659,960	$229,640,973
Total distributable earnings	80,191,946	80,623,922
Net assets	$144,851,906	$310,264,895
By share class:
Net assets:
Class A	$99,229,132	$95,123,857
Class C	$2,610,116	$30,687,055
Class I	$43,012,658	$184,453,983
NAV (par value $0.10 per share)
Class A	$38.14	$60.65
Class C	$29.70	$53.71
Class I	$38.37	$61.84
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,601,634	1,568,299
Class C	87,887	571,301
Class I	1,120,981	2,982,857

1
The payable for options written include premiums recieved of $2,508,705.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2021
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$257,544,487	$35,754,408	$66,441,915	$137,738,732
Investments at value	$317,043,578	$42,816,919	$141,592,384	$287,330,061
Dividends and interest receivable	557,287	23,256	80,576	286,759
Receivable for capital stock sold	87,488	10,260	3,787	150,767
Prepaid expenses	31,259	17,836	14,172	20,538
Total assets	317,719,612	42,868,271	141,690,919	287,788,125
Liabilities:
Payable for fund shares redeemed	359,178	22,549	46,008	—
Payable for foreign currency	34,473	70,515	—	—
Payable for investment advisory fees (Note 2)	197,054	29,998	83,411	150,068
Payable for audit fees	15,105	15,105	18,148	19,185
Payable for administration fees	13,488	10,893	11,748	13,163
Payable for custody fees	10,167	3,808	1,192	2,623
Payable for legal fees	7,835	1,132	3,650	7,095
Payable for transfer agent fees	6,152	5,644	5,435	3,021
Accrued expenses and other payables	4,691	3,768	3,913	4,430
Total liabilities	648,143	163,412	173,505	199,585
Net assets	$317,071,469	$42,704,859	$141,517,414	$287,588,540
Net Assets Consists Of:
Capital paid-in	$279,189,780	$36,523,431	$68,914,725	$138,433,575
Total distributable earnings	37,881,689	6,181,428	72,602,689	149,154,965
Net assets	$317,071,469	$42,704,859	$141,517,414	$287,588,540
By share class:
Net assets:
Class I	$317,071,469	$42,704,859	$141,517,414	$287,588,540
NAV (par value $0.10 per share)
Class I	$10.60	$10.14	$18.15	$15.43
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	29,912,799	4,210,221	7,798,382	18,633,021

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2021
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$1,462,0871	$4,679,5982
Interest	145	519
Total income	1,462,232	4,680,117
Expenses:
Investment advisory fees (Note 2)	802,612	2,020,319
Distribution fees (Class A) (Note 3)	228,658	214,844
Distribution fees (Class C) (Note 3)	19,758	216,183
Shareholder service fees (Class C) (Note 3)	6,586	72,061
Administration fees	68,910	76,232
Transfer agent fees	61,674	221,854
Professional fees	58,032	94,949
Registration fees and expenses	51,405	60,558
Accounting fees	38,637	40,120
Trustee fees	36,980	71,947
Custody fees	7,191	24,956
Reports to shareholders	4,842	11,788
Interest expense (Note 7)	663	632
Other expenses	30,110	49,672
Total expenses	1,416,058	3,176,115
Net investment income	$46,174	$1,504,002
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency
Realized gain on:
Investments	11,293,104	34,736,409
Written options	—	2,352,775
Foreign currency transactions	—	924
Net realized gain on investments, written options, and foreign currency	11,293,104	37,090,108
Change in unrealized appreciation/depreciation on:
Investments	23,202,048	71,853,496
Written options	—	1,324,999
Foreign currency translations	—	17
Net unrealized appreciation on investments, written options, and foreign currency	23,202,048	73,178,512
Net realized and unrealized gain on investments, written options, and foreign currency	34,495,152	110,268,620
Net increase in net assets resulting from operations	$34,541,326	$111,772,622

1
Net of foreign taxes withheld of $3,206.

2
Net of foreign taxes withheld of $23,922.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2021
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$5,551,7851	$921,6192	$1,877,147	$3,580,1803
Interest	2,989	272	1,166	1,814
Total income	5,554,774	921,891	1,878,313	3,581,994
Expenses:
Investment advisory fees (Note 2)	2,195,596	474,186	1,147,574	1,871,469
Professional fees	99,617	29,221	57,829	97,779
Trustee fees	80,982	16,953	38,313	74,163
Administration fees	77,391	65,262	69,140	75,863
Custody fees	65,132	36,004	7,188	14,569
Transfer agent fees	52,817	49,391	48,089	33,472
Registration fees and expenses	26,922	22,892	26,025	24,421
Accounting fees	9,864	9,009	9,590	10,359
Reports to shareholders	5,333	3,928	4,824	4,286
Interest expense (Note 7)	—	1,563	—	586
Other expenses	48,745	19,506	26,702	40,334
Total expenses before reimbursement	2,662,399	727,915	1,435,274	2,247,301
Less: reimbursement of expenses by adviser	—	(41,417)	(152,691)	(107,893)
Total expenses	2,662,399	686,498	1,282,583	2,139,408
Net investment income	$2,892,375	$235,393	$595,730	$1,442,586
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	5,691,160	5,752,440	5,545,187	11,630,022
Foreign currency transactions	(98,187)	(46,109)	—	—
Net realized gain on investments and foreign currency	5,592,973	5,706,331	5,545,187	11,630,022
Change in unrealized appreciation/depreciation on:
Investments	16,931,202	(7,011,930)	22,242,423	51,649,898
Foreign currency translations	(24,007)	(389)	—	—
Net unrealized appreciation/depreciation on investments and foreign currency	16,907,195	(7,012,319)	22,242,423	51,649,898
Net realized and unrealized gain/(loss) on investments and foreign currency	22,500,168	(1,305,988)	27,787,610	63,279,920
Net increase/(decrease) in net assets resulting from operations	$25,392,543	$(1,070,595)	$28,383,340	$64,722,506

1
Net of foreign taxes withheld of $408,043.

2
Net of foreign taxes withheld of $102,236.

3
Net of foreign taxes withheld of $30,948.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$46,174	$54,193	$1,504,002	$1,001,126
Net realized gain/(loss) on transactions	11,293,104	6,759,361	37,090,108	(23,643,529)
Change in unrealized appreciation/depreciation	23,202,048	9,177,446	73,178,512	(42,785,908)
Net increase/(decrease) in net assets resulting from operations	34,541,326	15,991,000	111,772,622	(65,428,311)
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	(5,670,422)	(3,794,123)	(1,275,278)	—
Net distributions to shareholders – Class C Shares	(189,605)	(148,525)	(341,053)	—
Net distributions to shareholders – Class I Shares	(2,398,434)	(1,646,428)	(2,801,974)	—
Total distributions to shareholders	(8,258,461)	(5,589,076)	(4,418,305)	—
Increase/(decrease) in net assets derived from capital share transactions	(484,145)	(2,642,035)	3,698,632	(122,074,576)
Total increase/(decrease) in net assets	25,798,720	7,759,889	111,052,949	(187,502,887)
Net assets:
Beginning of year	119,053,186	111,293,297	199,211,946	386,714,833
End of year	$144,851,906	$119,053,186	$310,264,895	$199,211,946

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$197,791	$414,979	$7,193,851	$5,130,278
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	7,055,269
Net proceeds from reinvestment of dividends	5,214,927	3,485,300	1,189,406	—
Cost of shares redeemed	(6,378,628)	(6,235,420)	(16,435,246)	(44,846,974)
Other capital contribution	—	—	—	131,321
Net decrease	$(965,910)	$(2,335,141)	$(8,051,989)	$(32,530,106)
Class C shares
Net proceeds from sales of shares	$481	$151,320	$573,198	$1,910,966
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	2,813,344
Net proceeds from reinvestment of dividends	153,939	125,491	308,052	—
Cost of shares redeemed	(606,909)	(784,884)	(6,301,260)	(11,935,309)
Other capital contribution	—	—	—	45,788
Net decrease	$(452,489)	$(508,073)	$(5,420,010)	$(7,165,211)
Class I shares
Net proceeds from sales of shares	$13,550,638	$9,980,654	$55,876,422	$29,766,308
Net proceeds from issuance of shares in connection with reorganization1	—	—	—	8,887,299
Net proceeds from reinvestment of dividends	2,350,669	1,611,828	2,546,427	—
Cost of shares redeemed	(14,967,053)	(11,391,303)	(41,252,218)	(121,255,024)
Other capital contribution	—	—	—	222,158
Net increase/(decrease)	$934,254	$201,179	$17,170,631	$(82,379,259)
Net increase/(decrease) in net assets derived from capital share transactions	$(484,145)	$(2,642,035)	$3,698,632	$(122,074,576)
Share Transactions
Class A
Shares sold	5,307	14,136	134,947	174,942
Shares issued in connection with reorganization1	—	—	—	260,632
Shares issued on reinvestment of distributions	139,810	115,484	20,363	—
Shares redeemed	(180,561)	(229,480)	(318,716)	(1,524,265)
Net decrease in shares outstanding	(35,444)	(99,860)	(163,406)	(1,088,691)
Class C
Shares sold	17	7,896	12,145	84,394
Shares issued in connection with reorganization1	—	—	—	116,297
Shares issued on reinvestment of distributions	5,299	5,211	5,953	—
Shares redeemed	(21,389)	(37,648)	(136,882)	(441,049)
Net decrease in shares outstanding	(16,073)	(24,541)	(118,784)	(240,358)
Class I
Shares sold	370,035	364,711	1,051,371	1,009,477
Shares issued in connection with reorganization1	—	—	—	322,605
Shares issued on reinvestment of distributions	62,651	53,248	42,761	—
Shares redeemed	(412,600)	(420,718)	(781,611)	(4,189,301)
Net increase/(decrease) in shares outstanding	20,086	(2,759)	312,521	(2,857,219)

1
See Note 15 of the Notes to Financial Statements

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$2,892,375	$1,728,913	$235,393	$337,718
Net realized gain/(loss) on transactions	5,592,973	(13,382,345)	5,706,331	2,394,550
Change in unrealized appreciation/depreciation	16,907,195	30,851,397	(7,012,319)	6,718,759
Net increase/(decrease) in net assets resulting from operations	25,392,543	19,197,965	(1,070,595)	9,451,027
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(3,226,519)	(1,647,485)	(3,239,540)	(182,134)
Total distributions to shareholders	(3,226,519)	(1,647,485)	(3,239,540)	(182,134)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	67,804,572	68,494,126	4,139,029	14,073,270
Net proceeds from reinvestment of dividends	3,028,491	1,580,535	3,139,730	171,303
Cost of shares redeemed	(33,634,093)	(45,948,607)	(23,032,460)	(30,989,480)
Increase/(decrease) in net assets derived from capital share transactions	37,198,970	24,126,054	(15,753,701)	(16,744,907)
Total increase/(decrease) in net assets	$59,364,994	$41,676,534	$(20,063,836)	$(7,476,014)
Net assets:
Beginning of year	257,706,475	216,029,941	62,768,695	70,244,709
End of year	$317,071,469	$257,706,475	$42,704,859	$62,768,695
Share Transactions
Class I
Shares sold	6,536,843	8,299,473	368,699	1,668,385
Shares issued on reinvestment of distributions	293,743	166,548	309,638	15,701
Shares redeemed	(3,259,943)	(5,606,105)	(2,045,526)	(3,143,224)
Net increase/(decrease) in shares outstanding	3,570,643	2,859,916	(1,367,189)	(1,459,138)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund		RMB SMID Cap Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$595,730	$(18,076)	$1,442,586	$24,108
Net realized gain on transactions	5,545,187	3,026,951	11,630,022	9,193,582
Change in unrealized appreciation/depreciation	22,242,423	18,955,611	51,649,898	36,011,086
Net increase in net assets resulting from operations	28,383,340	21,964,486	64,722,506	45,228,776
Distributions to shareholders:
Distributions from distributable earnings – Class I Shares	(8,650,961)	(4,977,205)	(14,823,254)	(11,404,383)
Distributions from return of capital – Class I Shares	—	—	(158,733)	—
Total distributions to shareholders	(8,650,961)	(4,977,205)	(14,981,987)	(11,404,383)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	15,549,922	32,577,861	11,621,451	36,412,615
Net proceeds from reinvestment of dividends	7,940,860	4,642,344	14,151,789	10,925,684
Cost of shares redeemed	(18,356,564)	(38,757,375)	(19,582,586)	(8,248,633)
Increase/(decrease) in net assets derived from capital share transactions	5,134,218	(1,537,170)	6,190,654	39,089,666
Total increase in net assets	$24,866,597	$15,450,111	$55,931,173	$72,914,059
Net assets:
Beginning of year	116,650,817	101,200,706	231,657,367	158,743,308
End of year	$141,517,414	$116,650,817	$287,588,540	$231,657,367
Share Transactions
Class I
Shares sold	883,715	2,798,696	778,161	3,441,666
Shares issued on reinvestment of distributions	450,673	307,440	942,824	888,989
Shares redeemed	(1,035,205)	(2,923,480)	(1,292,057)	(827,946)
Net increase in shares outstanding	299,183	182,656	428,928	3,502,709

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2021	$31.13	$(0.01)	$9.30	$9.29	$(0.02)	$(2.26)	$(2.28)
12/31/2020	28.19	0.00c	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
CLASS C SHARES
12/31/2021	$24.82	$(0.21)	$7.37	$7.16	$(0.02)	$(2.26)	$(2.28)
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
CLASS I SHARES
12/31/2021	$31.23	$0.08	$9.34	$9.42	$(0.02)	$(2.26)	$(2.28)
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017f through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)
RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2021	$39.31	$0.26	$21.90	$22.16	$(0.42)	$(0.40)	$(0.82)
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
CLASS C SHARES
12/31/2021	$34.99	$(0.12)	$19.44	$19.32	$(0.20)	$(0.40)	$(0.60)
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
CLASS I SHARES
12/31/2021	$40.06	$0.41	$22.32	$22.73	$(0.55)	$(0.40)	$(0.95)
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017f through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

a
Per share values have been calculated using the average shares method.

b
Includes interest expense of $459 or 0.00% for Class A, $13 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

c
Less than $0.01 per share.

d
Includes interest expense of $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

e
Less than 0.01%.

f
Commencement of operations.

g
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

h
Annualized.

i
Not Annualized.

j
Includes interest expense of $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

k
Includes interest expense of $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

l
Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$38.14	29.99	$99,229	1.12b	1.12b	(0.02)	12
—	31.13	15.93	82,093	1.23d	1.23d	0.00e	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23
0.00c	23.56	22.49	72,848	1.29	1.29	0.27	45

$—	$29.70	29.03	$2,610	1.87b	1.87b	(0.77)	12
—	24.82	15.07	2,580	1.98d	1.98d	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23
—	19.87	21.57	3,823	2.04	2.04	(0.48)	45

$—	$38.37	30.31	$43,013	0.87b	0.87b	0.22	12
—	31.23	16.22	34,380	0.97d	0.97d	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23
0.00c	23.56	20.52g	5,586	1.04h	1.04h	0.52h	45i

$—	$60.65	56.44	$95,124	1.24j	1.24j	0.49	70
—	39.31	(5.73)	68,082	1.43k	1.41k	0.41	82
—	41.70	22.80	117,615	1.28l	1.28l	(0.12)	27
0.00c	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
0.00c	43.40	11.99	333,628	1.33	1.33	(0.39)	59

$—	$53.71	55.28	$30,687	1.99j	1.99j	(0.27)	70
—	34.99	(6.44)	24,150	2.19k	2.17k	(0.32)	82
—	37.40	21.88	34,797	2.03l	2.03l	(0.87)	27
0.00c	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
0.00c	39.76	11.17	58,027	2.08	2.08	(1.14)	59

$—	$61.84	56.84	$184,454	0.99j	0.99j	0.75	70
—	40.06	(5.50)	106,981	1.18k	1.16k	0.63	82
—	42.39	23.13	234,303	1.03l	1.03l	0.14	27
0.00c	34.72	(16.84)	313,808	1.02	1.02	0.13	58
0.00c	43.87	13.02g	242,342	1.08h	1.08h	(0.14)h	59i

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Dividends from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
12/31/2021	$9.78	$0.10a	$0.83	$0.93	$(0.11)	$—	$—	$(0.11)
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	—	(0.02)
For the period from 12/27/2017c through 12/31/2017	10.00	—a	0.01	0.01	—	—	—	—
RMB Japan Fund
CLASS I SHARES
12/31/2021	$11.25	$0.05a	$(0.34)	$(0.29)	$(0.30)	$—	$(0.52)	$(0.82)
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	—	(0.03)
For the period from 12/27/2017c through 12/31/2017	10.00	(0.00)a,h	(0.04)	(0.04)	—	—	—	—
RMB Small Cap Fund
CLASS I SHARES
12/31/2021	$15.56	$0.08a	$3.68	$3.76	$(0.09)	$—	$(1.08)	$(1.17)
12/31/2020	13.83	(0.00)a,h	2.41	2.41	—	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019i	13.63	0.03	0.82	0.85	(0.06)	—	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)h	0.04	—	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	—	(3.56)	(3.65)
6/30/2017	17.91	0.03	2.09	2.12	(0.04)	—	(0.66)	(0.70)
RMB SMID Cap Fund
CLASS I SHARES
12/31/2021	$12.73	$0.08a	$3.47	$3.55	$(0.08)	$(0.01)	$(0.76)	$(0.85)
12/31/2020	10.80	0.00a,h	2.61	2.61	(0.03)	—	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019 i	11.45	0.03	0.86	0.89	(0.06)	—	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	—	(1.61)	(1.68)
6/30/2017	12.93	0.02	1.33	1.35	(0.03)	—	(2.13)	(2.16)

a
Per share values have been calculated using the average shares method.

b
Includes interest expense of $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2020.

c
Commencement of operations.

d
Not Annualized.

e
Annualized.

f
Includes interest expense of $1,563 or 0.00% of average net assets for RMB Japan Fund and $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.

g
Includes interest expense of $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund for the year/period ended December 31, 2019.

h
Less than $0.01 per share.

i
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$10.60	9.53	$317,071	0.91	0.91	0.99	0.99	21
9.78	7.01	257,706	0.98b	0.98b	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28
10.01	0.10d	100	1.15e	229.01e	(1.15)e	(229.01)e	—

$10.14	(2.56)	$42,705	1.30f	1.38f	0.45	0.37	18
11.25	13.06	62,769	1.30b	1.32b	0.51	0.49	75
9.98	17.63	70,245	1.30g	1.28g	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135
9.96	(0.40)d	100	1.30e	230.16e	(1.30)e	(230.16)e	—

$18.15	24.38	$141,517	0.95	1.06	0.44	0.33	7
15.56	17.59	116,651	1.00b	1.18b	(0.02)	(0.02)	35
13.83	6.33d	101,201	1.10e,g	1.24e,g	0.35e	0.21e	6d
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20
19.33	11.90	295,401	1.10	1.10	0.15	0.15	32

$15.43	28.10	$287,589	0.80f	0.84f	0.54	0.50	9
12.73	24.39	231,657	0.84b	0.94b	0.02	(0.08)	21
10.80	8.06d	158,743	0.96e,g	1.04e,g	0.35e	0.27e	4d
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14
12.12	11.28	310,879	0.95	0.96	0.12	0.11	34

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund's investment objective primarily or solely consists of seeking capital appreciation or long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.
Stocks
Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.
Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.
Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.
Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s systematic fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of all fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.
Bonds
Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.
Futures and Option contracts
Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.
•
Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Forthcoming Regulatory Changes
Rule 18f-4
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act which sets forth new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Rule 2a-5
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act which sets forth framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with Rule 2a-5 by September 8, 2022.
Management is currently assessing the potential impact of Rule 18f-4 and Rule 2a-5 on the Funds’ financial statements.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated September 30, 2021. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
4. Offering Price
For Class A shares, the offering price as of December 31, 2021, including the maximum 5% sales charge was $40.15 and $63.85 for RMB Fund and RMB Mendon Financial Services Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2022 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2019	2022	$15,745	$81,482	$75,354
2020	2023	$20,598	$182,479	$159,722
2021	2024	$41,579	$152,691	$107,893
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser. For the year ended December 31, 2021, the Adviser recouped fees of $162 from RMB Japan Fund.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the year ended December 31, 2021, were as follows:
	Purchases	Sales
RMB Fund	$16,362,393	$24,813,726
RMB Mendon Financial Services Fund	$194,051,380	$188,531,331
RMB International Fund	$86,886,308	$58,998,705
RMB Japan Fund	$9,197,821	$29,378,115
RMB Small Cap Fund	$9,426,557	$14,776,429
RMB SMID Cap Fund	$24,020,501	$25,152,497
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the year ended December 31, 2021, borrowing activity under the Loan Agreement was as follows:
	Outstanding Daily Average Balance for the Period1	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 12/31/2021
RMB Fund	$883,500	$5,240,000	$663	2.25%	$0
RMB Mendon Financial Services Fund	777,385	5,134,000	632	2.25%	0
RMB Japan Fund	1,315,895	3,503,000	1,563	2.25%	0
RMB SMID Cap Fund	4,687,500	7,011,000	586	2.25%	0

1
Excludes days where there was no activity on the line of credit.

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 − 2020), or expected to be taken in the Funds’ 2021 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2021 and 2020 are as follows:
Fiscal year ended 12/31/2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$262,951	$4,418,305	$3,226,519	$1,200,779	$843,366	$3,571,949
Long-Term Capital Gain	7,995,510	—	—	2,038,761	7,807,595	11,251,305
Return Of Capital	—	—	—	—	—	158,733
Total Distributions Paid	$8,258,461	$4,418,305	$3,226,519	$3,239,540	$8,650,961	$14,981,987

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Fiscal year ended 12/31/2020	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$352,339	$—	$1,647,485	$182,134	$—	$24,108
Long-Term Capital Gain	5,236,737	—	—	—	4,977,205	11,380,275
Total Distributions Paid	$5,589,076	$—	$1,647,485	$182,134	$4,977,205	$11,404,383
The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2021.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$69,215,345	$197,350,401	$260,105,537	$36,728,654	$69,288,942	$138,175,096
Unrealized appreciation	75,775,739	116,846,219	65,617,198	9,307,414	76,733,691	152,405,342
Unrealized depreciation	(19,589)	(4,052,235)	(8,679,157)	(3,219,149)	(4,430,249)	(3,250,377)
Net unrealized appreciation	75,756,150	112,793,984	56,938,041	6,088,265	72,303,442	149,154,965
Undistributed ordinary income	489,845	4,275,844	2,351,845	—	103,747	—
Undistributed long-term capital gains	3,945,951	2,927,425	—	203,785	195,500	—
Total distributable earnings	4,435,796	7,203,269	2,351,845	203,785	299,247	—
Other accumulated losses	—	(39,373,331)1	(21,408,197)	(110,622)	—	—
Total accumulated gain/(loss)	$80,191,946	$80,623,922	$37,881,689	$6,181,428	$72,602,689	$149,154,965

1
Includes $32,080,677 of short-term and $7,292,671 of long-term capital losses acquired from the Target Fund in the Reorganization (Note 15). Per the IRS, use of these losses is limited to $204,496 per year.

Under current law, the Funds may carry forward net capital losses (which may be short-term and/or long-term) indefinitely to use to offset capital gains realized in future years. The following tables set forth each Fund’s available capital loss carryforwards as of December 31, 2021 and the capital loss carryforwards utilized by the Funds in 2021:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$—	$(21,120,478)	$—	$—	$—
Long-Term	$—	$—	$(282,862)	$—	$—	$—
2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Capital Loss Carryforward Utilized	$—	$28,104,719	$5,453,380	$2,762,998	$—	$—
At December 31, 2021, RMB Japan Fund had Deferred Post-October losses of $110,599.
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, PFIC partnerships and the tax practice known as equalization. As of December 31, 2021, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund

Distributable Earnings	$(969,868)	$(159,189)	$—	$(393,955)	$(665,175)	$—
Paid-In Capital	$969,868	$159,189	$—	$393,955	$665,175	$—

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the year ended December 31, 2021, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At December 31, 2021, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions. Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, decreased demand, and supply chain disruption, among others. Such disruptions may be caused or exacerbated by quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
At December 31, 2021	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$144,577,912	$—	$—	$144,577,912
Short-Term Investments	393,583	—	—	393,583
Total Investments in Securities	$144,971,495	$—	$—	$144,971,495
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$311,772,741	$—	$—	$311,772,741
Closed-End Funds1	1,381,500	—	—	1,381,500
Warrants1	78,818	—	—	78,818
Short-Term Investments	852,326	—	—	852,326
Total	$314,085,385	$—	$—	$314,085,385
Liabilities
Written Options1	—	(3,941,000)	02	(3,941,000)
Total Investments in Securities	$314,085,385	$(3,941,000)	$0	$310,144,385
RMB International Fund
Assets
Common Stocks1,3	$12,279,537	$290,339,078	$—	$302,618,615
Short-Term Investments	14,424,963	—	—	14,424,963
Total Investments in Securities	$26,704,500	$290,339,078	$—	$317,043,578
RMB Japan Fund
Assets
Common Stocks1,3	$—	$41,166,890	$—	$41,166,890
Short-Term Investments	1,650,029	—	—	1,650,029
Total Investments in Securities	$1,650,029	$41,166,890	$—	$42,816,919
RMB Small Cap Fund
Assets
Common Stocks1	$136,926,537	$—	$—	$136,926,537
Short-Term Investments	4,665,847	—	—	4,665,847
Total Investments in Securities	$141,592,384	$—	$—	$141,592,384
At December 31, 2021	Level 1	Level 2	Level 3	Total
RMB SMID Cap Fund
Assets
Common Stocks1	$281,578,997	$—	$—	$281,578,997
Short-Term Investments	5,751,064	—	—	5,751,064
Total Investments in Securities	$287,330,061	$—	$—	$287,330,061

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Annual Report for a breakdown of holdings by sector or industry.

2
The option is categorized as Level 3 and has a value of $0. Due to immateriality, no Level 3 rollforward has been presented.

3
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at December 31, 2021.

	RMB International Fund	RMB Japan Fund
Australia	$7,420,712	$—
Bermuda	4,346,492	—
Finland	9,998,141	—
France	27,211,711	—
Germany	15,412,776	—
Ireland	9,780,542	—
Italy	3,737,940	—
Japan	75,375,215	41,166,890
Netherlands	19,297,261	—
Spain	7,767,347	—
Switzerland	43,606,799	—
United Kingdom	66,384,142	—
Total	$290,339,078	$41,166,890
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2021:
Fair Value of Deriviative Instruments
As of December 31, 2021
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$3,941,000

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the
Statements of Operations
For the period ended December 31, 2021
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$2,352,775
		Net unrealized appreciation/ depreciation on written options		$1,324,999
The derivative instruments outstanding as of the period ended December 31, 2021 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2021 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of December 31, 2021 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(9,624)	$(3,858,030)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2021 to December 31, 2021.
15.   Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) were transferred to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occurring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 to December 31, 2021.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Actual Expenses Paid During Period1 7/1/2021 – 12/31/2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Hypothetical Expenses Paid During Period1 7/1/2021 – 12/31/2021	Expense Ratio1
RMB Fund
Class A	$1,000.00	$1,120.00	$5.88	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$1,115.90	$9.87	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$1,121.40	$4.55	$1,000.00	$1,020.92	$4.33	0.85%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,172.90	$6.68	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$1,168.40	$10.77	$1,000.00	$1,015.27	$10.01	1.97%
Class I	$1,000.00	$1,174.40	$5.32	$1,000.00	$1,020.32	$4.94	0.97%
RMB International Fund
Class I	$1,000.00	$1,044.10	$4.64	$1,000.00	$1,020.67	$4.58	0.90%
RMB Japan Fund
Class I	$1,000.00	$993.00	$6.53	$1,000.00	$1,018.65	$6.61	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$1,073.40	$4.96	$1,000.00	$1,020.42	$4.84	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,087.10	$4.21	$1,000.00	$1,021.17	$4.08	0.80%

1
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

            OTHER INFORMATION

Other Information (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.
Tax Information
Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, designate income dividends of 100%, 64.95%, 100%, 100%, 100%, and 90.2% as qualified dividend income paid during the fiscal year ended December 31, 2021.
Of the ordinary income (including short-term capital gain) distributions made by the Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were 100%, 65.55%, 0%, 0%, 100%, and 84.01% for the fiscal year ended December 31, 2021.
For Federal Income tax purposes, the Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund, respectively, designate short-term capital gain dividends of 79.39%, 46.05%, 0%, 0%, 29.36%, and 59.61% for the year ended December 31, 2021.

OTHER INFORMATION

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and RMB SMID Cap Fund, (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting RMB Investors Trust	Statement of operations	Statements of changes in net assets	Financial highlights
RMB Fund, RMB Mendon Financial Services Fund,	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
RMB International Fund, RMB Japan Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the four years in the period ended December 31, 2021 and for the period from December 27, 2017 (commencement of operations) through December 31, 2017
RMB Small Cap Fund, RMB SMID Cap Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the two years in the period ended December 31, 2021, for the six month period ended December 31, 2019 and for the year ended June 30, 2019
With respect to RMB Small Cap Fund and RMB SMID Cap Fund, the financial highlights for each of the three years in the period ended June 30, 2018 were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

            OTHER INFORMATION

Auditor Opinion (Continued)

To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Pag Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2022

OTHER INFORMATION

INDEPENDENT TRUSTEES (Unaudited)

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Funds Overseen within Trust	Other Directorships held by Trustee During the Past 5 Years
Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Trustee, Smith College (2012–2016); Chief Investment Officer, EAM International LLC (finance and asset management) (2003–2013); and Managing Director, CFA Institute (2005–2008).	6	Board of Trustees, Columbia Acorn Trust (6 series) and Wanger Advisors Trust (3 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2017–2019).
Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	6	None.
James M. Snyder RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1947)	Trustee	Since 2019	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	6	Board of Directors, Frontier Funds, Inc. (6 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2010–2019).
PRINCIPAL OFFICERS
Christopher M. Graff RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1973)	President	Since 2019	Co-Chief Investment Officer of the Adviser (since 2018); Managing Director of Asset Management of the Adviser (since 2011).	N/A	N/A
Maher A. Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer and Treasurer	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A
John Davis RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Chief Compliance Officer	Since 2017	Chief Compliance Officer of the Adviser (since 2020); Chief Risk Officer of the Adviser (since 2019); President, Secretary, Chief Executive Officer and Chief Compliance Officer, IronBridge Funds (2010–2019); Chief Compliance Officer, IronBridge Capital Management, L.P. (2003–2017).	N/A	N/A
Krista Rivers RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Senior Vice President	Since 2016	Senior Vice President, Director of Institutional Client Service of the Adviser (since 2014); and Senior Vice President, Ariel Investments, LLC (1993–2014).	N/A	N/A
Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990	Manager of Mutual Fund Operations of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (Funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A
Laura A. Flentye RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Senior Vice President and Secretary	Since 2017	Vice President, Chief Administration Officer, of the Adviser (since 2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management (2000–2016).	N/A	N/A

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher A. Harb
Chief Financial Officer and Treasurer
John Davis
Chief Compliance Officer
Krista Rivers
Senior Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Tait, Weller & Baker LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$89,250	$88,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$17,000	$17,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 8, 2022

By	/s/ Maher Harb
Maher Harb, Chief Financial Officer and Treasurer

Date	March 7, 2022